Exhibit 77C


                           IXIS ADVISOR FUNDS TRUST I
                                  (the "Trust")
                                  on behalf of
CGM Advisor Targeted Equity Fund, Loomis Sayles Core Plus Bond Fund, Westpeak Capital Growth Fund, Hansberger International Fund, Vaughan Nelson Small Cap Value Fund, IXIS U.S. Diversified Portfolio (formerly named CDC Nvest Star Advisers Fund) and IXIS Value Fund (formerly named CDC Nvest Star Value Fund)

                           SPECIAL SHAREHOLDER MEETING
                                  June 2, 2005

                                     BALLOT

1.       ELECTION OF TRUSTEES

VOTED:       To elect the  nominees  listed  below as Trustees of the Trust,  as described in the Proxy Statement of the Trust dated April 6, 2005, to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal. (All Funds voting together by Trust)

                                                                 For                  Against
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (01) Graham T. Allison, Jr.                     X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  Number of Votes:                         131,745,061.272         3,213,785.211

                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (02) Edward A. Benjamin                         X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  Number of Votes:                         131,812,753.170         3,146,093.313

                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (03) Daniel M. Cain                             X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  Number of Votes:                         131,896,620.650         3,062,225.833

                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (04) Paul G. Chenault                           X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  Number of Votes:                         131,736,188.725         3,222,657.758

                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (05) Kenneth J. Cowan                           X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  Number of Votes:                         131,624,646.555         3,334,199.928

                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (06) Richard Darman                             X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  Number of Votes:                         131,920,983.533         3,037,862.950

                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (07) Sandra O. Moose                            X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  Number of Votes:                         131,873,816.605         3,085,029.878

                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (08) John A. Shane                              X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  Number of Votes:                         131,718.823.070         3,240,023.413

                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (09) Charles D. Baker                           X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  Number of Votes:                         131,824.162.901         3,134,683.582

                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (10) Cynthia L. Walker                          X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  Number of Votes:                         131,866.957.031         3,091,889.452

                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (11) Robert J. Blanding                         X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  Number of Votes:                         131,879,975.460         3,078,871.023

                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (12) John T. Hailer                             X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  Number of Votes:                         131,817,344.611         3,141,501.872
                                                                     (Continued on next page)

2    APPROVAL OF AN AMENDED AND RESTATED DECLARATION OF TRUST
     FOR EACH OF THE TRUSTS

VOTED: To approve an Amended and Restated Agreement and Declaration of Trust for the Trust in the form submitted to the shareholders of the Trust as Appendix B to the Trust's Proxy Statement, dated April 6, 2005 (the "Proxy Statement"), as proposed and described in the Proxy Statement.


                              For                     Against                   Abstain
                        -----------------         ----------------          ----------------
                        -----------------         ----------------          ----------------
                               X                         X                         X
                        -----------------         ----------------          ----------------
                        -----------------         ----------------          ----------------
Number of Votes:         96,227,281.438            3,171,004.690             3,467,355.000

X
IXIS Advisor Funds Trust I

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Name in Which Shares are Registered
On record at Alamo Direct



Signature of Shareholder or Proxy


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